                                                                    EXHIBIT 99.8

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                      $           2,775,718,774.20
Beginning of the Month Finance Charge Receivables:                 $             131,434,056.52
Beginning of the Month Discounted Receivables:                     $                       0.00
Beginning of the Month Total Receivables:                          $           2,907,152,830.72


Removed Principal Receivables:                                     $                       0.00
Removed Finance Charge Receivables:                                $                       0.00
Removed Total Receivables:                                         $                       0.00


Additional Principal Receivables:                                  $             266,530,152.83
Additional Finance Charge Receivables:                             $               1,516,650.47
Additional Total Receivables:                                      $             268,046,803.30


Discounted Receivables Generated this Period:                      $                       0.00



End of the Month Principal Receivables:                            $           2,970,295,835.51
End of the Month Finance Charge Receivables:                       $             125,373,372.08
End of the Month Discounted Receivables:                           $                       0.00
End of the Month Total Receivables:                                $           3,095,669,207.59


Special Funding Account Balance                                    $                       0.00
Aggregate Invested Amount (all Master Trust II Series)             $           2,330,000,000.00
End of the Month Transferor Amount                                 $             640,295,835.51
End of the Month Transferor Percentage                                                    21.56%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:

                                                                            RECEIVABLES

      30-59 Days Delinquent                                        $              66,763,348.72
      60-89 Days Delinquent                                        $              45,265,862.71
      90+ Days Delinquent                                          $             100,255,491.32
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                                                                          Page 2

      Total 30+ Days Delinquent                                    $             212,284,702.75
      Delinquent Percentage                                                                6.86%

Defaulted Accounts During the Month                                $              21,296,810.22
Annualized Default Percentage                                                              9.21%

Principal Collections                                                            446,667,733.06
Principal Payment Rate                                                                    16.09%

Total Payment Rate                                                                        17.13%


INVESTED AMOUNTS

      Class A Initial Invested Amount                              $             184,500,000.00
      Class B Initial Invested Amount                              $              19,125,000.00
      Class C Initial Invested Amount                              $              21,375,000.00


INITIAL INVESTED AMOUNT                                            $             225,000,000.00


      Class A Invested Amount                                      $             246,000,000.00
      Class B Invested Amount                                      $              25,500,000.00
      Class C Invested Amount                                      $              28,500,000.00


INVESTED AMOUNT                                                    $             300,000,000.00

      Class A Adjusted Invested Amount                             $             246,000,000.00
      Class B Adjusted Invested Amount                             $              25,500,000.00
      Class C Adjusted Invested Amount                             $              28,500,000.00


ADJUSTED INVESTED AMOUNT                                           $             300,000,000.00

PREFUNDED AMOUNT                                                   $                       0.00

FLOATING ALLOCATION PERCENTAGE                                                            10.28%
PRINCIPAL ALLOCATION PERCENTAGE                                                           10.28%

      Class A Principal Allocation Percentage                                             82.00%
      Class B Principal Allocation Percentage                                              8.50%
      Class C Principal Allocation Percentage                                              9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                        46,144,162.23
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                                                                          Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                         5,294,669.28

MONTHLY SERVICING FEE                                              $                 375,000.00

INVESTOR DEFAULT AMOUNT                                            $               2,188,779.67


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                                    82.00%

      Class A Finance Charge Collections                           $               4,649,128.82
      Other Amounts                                                $                       0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $               4,649,128.82


      Class A Monthly Interest                                     $               1,051,137.50
      Class A Servicing Fee                                        $                 307,500.00
      Class A Investor Default Amount                              $               1,794,799.33


TOTAL CLASS A EXCESS SPREAD                                        $               1,495,691.99


CLASS A REQUIRED AMOUNT                                            $                       0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                                     8.50%

      Class B Finance Charge Collections                           $                 481,921.87
      Other Amounts                                                $                       0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $                 481,921.87

      Class B Monthly Interest                                     $                 113,953.13
      Class B Servicing Fee                                        $                  31,875.00


TOTAL CLASS B EXCESS SPREAD                                        $                 336,093.74
CLASS B INVESTOR DEFAULT AMOUNT                                                      186,046.27
CLASS B REQUIRED AMOUNT                                                              186,046.27
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                                                                          Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                                     9.50%

CLASS C MONTHLY SERVICING FEE                                                         35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                $               2,334,779.32


      Excess Spread Applied to Class A Required Amount             $                       0.00

      Excess Spread Applied to Class A Investor
      Charge Offs                                                  $                       0.00

      Excess Spread Applied to Class B
      Required Amount                                              $                 186,046.27

      Excess Spread Applied to Reductions of                       $                       0.00
      Class B Invested Amount

      Excess Spread Applied to Class C Required Amount             $                 348,949.70

      Excess Spread Applied to Reductions of
      Class C Invested Amount                                      $                       0.00

      Excess Spread Applied to Monthly Cash                        $                  62,500.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                     $                       0.00
      Account

      Excess Spread Applied to Spread Account                      $               1,737,283.35

      Excess Spread Applied to Reserve                             $                       0.00
      Account

      Excess Spread Applied to other amounts owed to               $                       0.00
      Cash Collateral Depositor

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders                     $                       0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                        $                      (0.00)
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                                                                          Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                  $               9,072,177.56

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                     $                       0.00
SERIES 1996-C

      Excess Finance Charge Collections Applied to
      Class A Required Amount                                      $                       0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                                 $                       0.00

      Excess Finance Charge Collections Applied to
      Class B Required Amount                                      $                       0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class B Invested Amount                        $                       0.00

      Excess Finance Charge Collections Applied to
      Class C Required Amount                                      $                       0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class C Invested Amount                        $                       0.00

      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                                  $                       0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor                 $                       0.00

      Excess Finance Charge Collections Applied to
      other amounts owed to Spread Account Residual Interest
      Holders                                                      $                       0.00
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                                                                          Page 6

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
YIELD AND BASE RATE --

      Base Rate (Current Month)                                                            6.72%
      Base Rate (Prior Month)                                                              7.14%
      Base Rate (Two Months Ago)                                                           7.16%

THREE MONTH AVERAGE BASE RATE                                                              7.01%

      Portfolio Yield (Current Month)                                                     13.92%
      Portfolio Yield (Prior Month)                                                       11.48%
      Portfolio Yield (Two Months Ago)                                                    11.42%


THREE MONTH AVERAGE PORTFOLIO YIELD                                                       12.27%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                        $              46,144,162.23

REALLOCATED PRINCIPAL COLLECTIONS



                            Allocable to Class C Interests         $                       0.00

                            Allocable to Class B Certificates      $                       0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                  $                       0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                               $                       0.00
      Deficit Controlled Accumulation Amount                       $                       0.00


CONTROLLED DEPOSIT AMOUNT                                          $                       0.00

CLASS B SCHEDULED ACCUMULATION --

      Controlled Accumulation Amount                               $                       0.00
      Deficit Controlled Accumulation Amount                       $                       0.00

CONTROLLED DEPOSIT AMOUNT                                          $                       0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                $              46,144,162.23
SHARING
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                                                                          Page 7

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                       $                       0.00

CLASS B INVESTOR CHARGE OFFS                                       $                       0.00

CLASS C INVESTOR CHARGE OFFS                                       $                       0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                            $                       0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                             $                       0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                             $                       0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                              $               9,000,000.00
      Available Cash Collateral Amount                             $               9,000,000.00


TOTAL DRAW AMOUNT                                                  $                       0.00
CASH COLLATERAL ACCOUNT SURPLUS                                    $                       0.00


                                                First USA Bank, NA
                                                as Servicer



                                                By: /s/ Tracie Klein
                                                    ---------------------------
                                                        Tracie H. Klein
                                                        First Vice President